UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2007





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




  REPUBLIC OF PANAMA                        001-08430             72-0593134
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 (State or other jurisdiction              (Commission           (IRS Employer
     of incorporation)                     File Number)      Identification No.)



  777 N. Eldridge Parkway, Houston, Texas                             77079
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 (Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including Area Code:  (281) 870-5901
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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

Item 5.02     Compensatory Arrangements of Certain Officers.

      (e) The Compensation Committee of our Board of Directors administers the Executive Incentive Compensation Plan ("EICP"), a cash bonus plan under which our executive officers participate. The payment amount, if any, of an EICP award is determined based on: (1) the attainment of financial performance measures,
(2) the attainment of individual performance measures, and (3) the exercise of the Compensation Committee's discretionary authority.

      On February 26, 2007, our Compensation Committee established 2007 target award opportunities and confidential financial performance measures relative to those opportunities for our named executive officers, Messrs. Bruce W. Wilkinson, Robert A. Deason, John A. Fees, Francis S. Kalman and John T. Nesser
III. For the year ending December 31, 2007, the target award opportunities for these named executive officers are as follows:

    --------------------------------------- ------------------------------------
    Named Executive Officer                 Target  Award   Opportunity  (as  a
                                            percentage of 2007 base salary)
    --------------------------------------- ------------------------------------
    Bruce W. Wilkinson                      100%
    --------------------------------------- ------------------------------------
    Robert A. Deason                        70%
    --------------------------------------- ------------------------------------
    John A. Fees                            70%
    --------------------------------------- ------------------------------------
    Francis S. Kalman                       65%
    --------------------------------------- ------------------------------------
    John T. Nesser, III                     65%
    --------------------------------------- ------------------------------------

      For 2007, 85% of the target award opportunity is attributable to financial performance measures established by the Compensation Committee and 15% of the target award opportunity is attributable to individual performance measures determined by our Chief Executive Officer. The Compensation Committee retained its discretion to award additional amounts under the EICP, up to 15% of the target award opportunity.

      The Compensation Committee established three levels of financial performance for determining the minimum, target and maximum payment under the financial performance component of the 2007 EICP award for these named executive officers. For our 2007 EICP awards, our Compensation Committee set the levels of financial performance based upon year-over-year increases in our consolidated operating income. For Messrs. Deason and Fees, the Compensation Committee divided the financial performance measure, with 65% attributable to the operating income of their respective business unit, J. Ray McDermott, S.A. or The Babcock & Wilcox Companies, respectively, and 20% attributable to McDermott's consolidated operating income.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 McDERMOTT INTERNATIONAL, INC.




                                 By: /s/Michael S. Taff
                                     -------------------------------------------
                                     Michael S. Taff
                                     Vice President and Chief Accounting Officer

March 2, 2007